EXHIBIT 10.1

AMENDMENT TO SEVERANCE AGREEMENT

This Amendment to the Severance Agreement between James Ebzery and Novell, Inc., dated April 30, 2007, as amended and in effect (the “Severance Agreement”) confirms and sets forth the parties’ agreement to the following modifications to the Severance Agreement:

1.	Line numbers shall be added for convenience to the Severance Agreement and its Annex A, as set forth in the copy attached hereto, for purposes of effectuating the foregoing modifications.

2.	Page 8, line 10, shall be amended to include the subheader (a) at the beginning of the line.

3.	Page 8, line 14, shall be amended to include the subheader (b) at the beginning of the line.

4.	Page 8, line 18 shall be amended to replace “100%” with “150%.”

5.	Page 9, line 39 shall be amended to include the subheader (a) at the beginning of the line.

6.	Page 10, line 20 shall be amended to include the subheader (b) at the beginning of the line.

7.	Page 10, line 24 shall be amended to replace “(A) one times Base Pay,” with “(A) two (2) times Base Pay.”

8.	Page 10, lines 24-25 shall be amended to replace “(B) one times Incentive Pay” with “(B) two (2) times Incentive Pay.”

9.	Page 10, line 39 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

10.	Page 11, line 8 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

11.	Page 11, line 14 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

12.	Page 11, line 23 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

13.	Page 11, line 26 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

14.	Page 12, line 14 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

15.	Page 15, line 44 shall be amended to replace “six (6) months” with “nine (9) months.”

16.	Page A-3 of Annex A, line 7 shall be amended to replace “100%” with “150%.”

17.	Page A-4 of Annex A, lines 33-34 shall be amended to replace “(A) one times Base Pay” with “(A) two (2) times Base Pay.”

18.	Page A-4 of Annex A, lines 34-35 shall be amended to replace “(B) one times Incentive Pay” with “(B) two (2) times Incentive Pay.”

19.	Page A-5 of Annex A, line 3 shall be amended to replace “twelve (12) months” with “twenty-four (24) months.”

20.	Page A-5 of Annex A, line 10 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

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21.	Page A-5 of Annex A, line 15 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

22.	Page A-5 of Annex A, line 22 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

23.	Page A-5 of Annex A, lines 30-31 shall be amended to replace “twelve (12) month period” with “twenty-four (24) month period.”

24.	Page A-6 of Annex A, line 11 shall be amended to replace “twelve (12) months” with “twenty-four (24) months.”

IN WITNESS WHEREOF, the parties have caused this Amendment to Severance Agreement to be duly executed and delivered as of the date below.

NOVELL, INC.	EXECUTIVE

By:

/s/ RUSSELL POOLE	/s/ JAMES EBZERY
Russell Poole	James Ebzery
Sr. Vice President-Human Resources

Date: June 30, 2010	Date: June 30, 2010

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EXHIBIT B	GROUP II

SEVERANCE AGREEMENT

1.	THIS SEVERANCE AGREEMENT (this “Agreement”), dated as of April
2.	30, 2007, is made and entered by and between Novell, Inc., a Delaware corporation
3.	(the “Company”), and James P. Ebzery the “Executive”).

WITNESSETH:

4.	WHEREAS, the Executive is an employee of the Company and is expected to
5.	make major contributions to the short- and long-term profitability, growth and financial
6.	strength of the Company;

7.	WHEREAS, the Board (as defined below) has determined that appropriate
8.	arrangements should be taken to encourage the continued attention and dedication of the
9.	Executive to his assigned duties without distraction; and

10.	WHEREAS, in consideration of the Executive’s employment with the Company,
11.	the Company desires to provide the Executive with certain compensation and benefits set
12.	forth in this Agreement in order to ameliorate the financial and career impact on the
13.	Executive in the event the Executive’s employment with the Company is terminated for
14.	reason related to, or unrelated to, a Change in Control (as defined below) of the
15.	Company.

16.	NOW, THEREFORE, in consideration of the foregoing and the mutual covenants
17.	and agreements hereinafter set forth and intending to be legally bound hereby, the
18.	Company and the Executive agree as follows:

19.	1. Certain Defined Terms. In addition to terms defined elsewhere herein, the
20.	following terms have the following meanings when used in this Agreement with initial
21.	capital letters:

22.	(a) “Base Pay” means the greater of (i) the Executive’s annual base salary rate,
23.	exclusive of bonuses, commissions and other Incentive Pay, as in effect immediately
24.	preceding the Executive’s Termination Date, or (ii) the Executive’s highest annual base
25.	salary rate, exclusive of bonuses, commissions and other Incentive Pay, as in effect in
26.	any of the three (3) full calendar years preceding the Executive’s Termination Date.

27.	(b) “Board” means the Board of Directors of the Company.

28.	(c) “Cause:”

29.	(i) For purposes of Involuntary Termination Prior to a Change in Control, means a
30.	determination by the Company’s Chief Executive Officer or Senior Vice President-

1.	continued violations of the Executive’s obligations which are demonstrably willful or
2.	deliberate on the Executive’s part after there has been delivered to the Executive a written
3.	demand for performance from the Company which describes the basis for the Company’s
4.	belief that the Executive has willfully or deliberately violated his obligations to the
5.	Company;

6.	engaging in willful misconduct which is injurious to the Company or any Subsidiary;

7.	committing a felony, an act of fraud against or the misappropriation of property
8.	belonging to the Company or any Subsidiary;

9.	breaching, in any material respect, terms of any confidentiality or proprietary information
10.	agreement between the Executive and the Company; or

11.	committing a material violation of the Company’s Code of Business Ethics or Employee
12.	Conduct and Standards Policy, as either or both are in effect from time to time by the
13.	Company.

14.	For purposes of Involuntary Termination Associated With a Change in Control, means a
15.	determination by the Board that the Executive has committed any of the following acts:

16.	the Executive has been convicted of a criminal violation involving fraud, embezzlement
17.	or theft in connection with his duties or in the course of his employment with the
18.	Company or any Subsidiary; or

19.	the Executive has committed intentional wrongful disclosure of secret processes or
20.	confidential information of the Company or any Subsidiary; and any such act has been
21.	demonstrably and materially harmful to the Company. For purposes of this subparagraph
22.	(B), no act on the part of the Executive will be deemed “intentional” if it was due
23.	primarily to an error in judgment or negligence, but will be deemed “intentional” if done
24.	by the Executive not in good faith and without reasonable belief that the Executive’s
25.	action was in the best interest of the Company.

26.	Notwithstanding the foregoing, the Executive will not be deemed to have been terminated
27.	for “Cause” under this clause (ii) unless and until there has been delivered to the
28.	Executive a copy of a resolution duly adopted by the affirmative vote of not less than
29.	three-quarters of the members of the Board then in office at a meeting of the Board,
30.	finding that, in the good faith opinion of the Board, the Executive has committed an act
31.	constituting “Cause,” as herein defined, and specifying the particulars thereof in detail.
32.	Prior to any such determination, the Executive shall be provided with reasonable notice
33.	of such pending determination and the Executive, together with his counsel (if the
34.	Executive chooses to have counsel present at such meeting), shall be provided with the
35.	opportunity to be heard before the Board makes any such determination. Nothing herein
36.	will limit the right of the Executive or his beneficiaries to contest the validity or propriety
37.	of any such determination.

38.	“Change in Control” means the occurrence of any of the following events:

1.	the acquisition by any individual, entity or group (within the meaning of section 13(d)(3)
2.	or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the
3.	meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the
4.	combined voting power of the then outstanding Voting Stock of the Company; provided,
5.	however, that for purposes of this Section 1(d)(i), the following acquisitions will not
6.	constitute a Change in Control: (A) any issuance of Voting Stock of the Company
7.	directly from the Company that is approved by the Incumbent Board (as defined in
8.	Section 1(d)(ii), below), (B) any acquisition by the Company of Voting Stock of the
9.	Company, (C) any acquisition of Voting Stock of the Company by any employee benefit
10.	plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (D)
11.	any acquisition of Voting Stock of the Company by any Person pursuant to a Business
12.	Combination that complies with clauses (A), (B) and (C) of Section l(d)(iii), below; and
13.	provided, further, that a Change in Control will not occur if any Person becomes the
14.	beneficial owner of 25% or more of the combined voting power of the Voting Stock of
15.	the Company solely as a result of an issuance of Voting Stock described in clause (A) of
16.	this Section l(d)(i) or an acquisition of Voting Stock described in clause (B) of this
17.	Section l(d)(i) unless and until such Person thereafter acquires beneficial ownership of
18.	Voting Stock of the Company that causes the aggregate percent of the combined voting
19.	power of the Voting Stock of the Company then owned beneficially by such Person to
20.	exceed the percent of the combined voting power of Voting Stock of the Company owned
21.	beneficially by such Person immediately after such issuance or acquisition described in
22.	clause (A) or (B) of this Section l(d)(i);

23.	individuals who, as of the date hereof, constitute the Board (the “Incumbent Board,” as
24.	modified by this Section l(d)(ii)), cease for any reason to constitute at least a majority of
25.	the Board; provided, however, that any individual becoming a Director subsequent to the
26.	date hereof whose election, or nomination for election by the Company’s stockholders,
27.	was approved by a vote of at least two-thirds of the Directors then comprising the
28.	Incumbent Board (either by a specific vote or by approval of the proxy statement of the
29.	Company in which such person is named as a nominee for director, without objection to
30.	such nomination) will be deemed to have then been a member of the Incumbent Board,
31.	but excluding, for this purpose, any such individual whose initial assumption of office
32.	occurs as a result of an actual or threatened election contest (within the meaning of Rule
33.	14a-l1 of the Exchange Act) with respect to the election or removal of Directors or other
34.	actual or threatened solicitation of proxies or consents by or on behalf of a Person other
35.	than the Board;

36.	consummation of a reorganization, merger or consolidation, a sale or other disposition of
37.	all or substantially all of the assets of the Company, or other transaction (each, a
38.	“Business Combination”), unless, in each case, immediately following such Business
39.	Combination, (A) all or substantially all of the individuals and entities who were the
40.	beneficial owners of Voting Stock of the Company immediately prior to such Business
41.	Combination beneficially own, directly or indirectly, more than 50% of the combined
42.	voting power of the then outstanding shares of Voting Stock of the entity resulting from
43.	such Business Combination (including, without limitation, an entity which as a result of
44.	such transaction owns the Company or all or substantially all of the Company’s assets
45.	either directly or through one or more subsidiaries), (B) no Person (other than the
46.	Company; such entity resulting from such Business Combination; any employee benefit

1.	plan (or related trust) sponsored or maintained by the Company, any Subsidiary or such
2.	entity resulting from such Business Combination; or any Person who immediately prior
3.	to such Business Combination beneficially owned directly or indirectly 25% or more of
4.	the combined voting power of the voting stock of the Company and whose ownership of
5.	such Voting Stock did not result in a Change in Control under Section 1(d)(i))
6.	beneficially owns, directly or indirectly, 25% or more of the combined voting power of
7.	the then outstanding shares of Voting Stock of the entity resulting from such Business
8.	Combination, and (C) at least a majority of the members of the Board of Directors of the
9.	entity resulting from such Business Combination were members of the Incumbent Board
10.	at the time of the execution of the initial agreement or of the action of the Board
11.	providing for such Business Combination; or

12.	approval by the stockholders of the Company of a complete liquidation or dissolution of
13.	the Company, except pursuant to a Business Combination that complies with clauses (A),
14.	(B) and (C) of Section 1(d)(iii).

15.	“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1986, as
16.	amended.

17.	“Code” means the Internal Revenue Code of 1986, as amended.

18.	“Constructive Termination Associated With a Change in Control” means the termination
19.	of the Executive’s employment with the Company by the Executive as a result of the
20.	occurrence of one of the following events, without the Executive’s express written
21.	consent, as a result of a Change in Control:

22.	the failure to elect or reelect or otherwise to maintain the Executive in the office or the
23.	position, or an equivalent office or position, of or with the Company and/or a Subsidiary
24.	(or any successor thereto by operation of law or otherwise), as the case may be, which the
25.	Executive held immediately prior to a Change in Control, or the removal of the Executive
26.	as a Director of the Company and/or a Subsidiary (or any successor thereto) if the
27.	Executive has been a Director of the Company and/or a Subsidiary immediately prior to
28.	the Change in Control;

29.	the failure of the Company to remedy any of the following within ten (10) business days
30.	after receipt by the Company of written notice thereof from the Executive: (A) an adverse
31.	change in the nature or scope of the authorities, powers, functions, responsibilities or
32.	duties attached to the position with the Company and any Subsidiary which the Executive
33.	held immediately prior to the Change in Control, (B) a reduction in the aggregate of the
34.	Executive’s Base Pay, Incentive Pay, and Equity Compensation, or (C) the termination or
35.	denial of the Executive’s rights to Employee Benefits or a reduction in the scope or value
36.	thereof;

37.	a determination by the Executive (which determination will be conclusive and binding
38.	upon the parties hereto provided it has been made in good faith and in all events will be
39.	presumed to have been made in good faith unless otherwise shown by the Company by
40.	clear and convincing evidence) that a change in circumstances has occurred following a
41.	Change in Control, including, without limitation, a change in the scope of the business or
42.	other activities for which the Executive was responsible immediately prior to the Change

1.	in Control, which has rendered the Executive unable to carry out, has hindered the
2.	Executive’s performance of, or has caused the Executive to suffer a reduction in, any of
3.	the authorities, powers, functions, responsibilities or duties attached to the position held
4.	by the Executive immediately prior to the Change in Control, which situation is not
5.	remedied within ten (10) business days after written notice to the Company from the
6.	Executive of such determination;

7.	the liquidation, dissolution, merger, consolidation or reorganization of the Company or
8.	transfer of all or substantially all of its business and/or assets, unless the successor or
9.	successors (by liquidation, merger, consolidation, reorganization, transfer or otherwise)
10.	to which all or substantially all of its business and/or assets have been transferred (by
11.	operation of law or otherwise) assumes all duties and obligations of the Company under
12.	this Agreement pursuant to Section 15(a);

13.	a requirement by the Company that the Executive have his principal location of work
14.	changed to any location that is in excess of thirty-five (35) miles from the location
15.	thereof immediately prior to the Change in Control, or that the Executive travel away
16.	from his office in the course of discharging his responsibilities or duties hereunder at
17.	least 20% more (in terms of aggregate days in any calendar year or in any calendar
18.	quarter when annualized for purposes of comparison to any prior year) than was required
19.	of the Executive in any of the three (3) full years immediately prior to the Change in
20.	Control; or

21.	without limiting the generality or effect of the foregoing, any material breach of this
22.	Agreement by the Company or any successor thereto which is not remedied by the
23.	Company within ten (10) business days after receipt by the Company of written notice
24.	from the Executive of such breach.

25.	In no event shall the termination of the Executive’s employment with the Company on
26.	account of the Executive’s death or Disability or because the Executive engaged in
27.	conduct constituting Cause be deemed to be a Constructive Termination Associated With
28.	a Change in Control.

29.	“Constructive Termination Prior to a Change in Control” means the termination of the
30.	Executive’s employment with the Company by the Executive as a result of the
31.	occurrence of one of the following events, without the Executive’s express written
32.	consent:

33.	a comprehensive and substantial reduction in all or most of the Executive’s primary
34.	duties, authority and responsibilities compared to the Executive’s duties, authority and
35.	responsibilities immediately prior to such reduction;

36.	a significant reduction in the Executive’s Base Pay compared to the Executive’s Base
37.	Pay in effect immediately prior to such reduction; provided, however, that a reduction in
38.	the Executive’s Base Pay of less than twenty percent (20%) or a reduction in the
39.	Executive’s Base Pay that is part of an overall reduction in compensation also applied to
40.	other senior executives of the Company as a result of decreased business performance by
41.	the Company or one of its business units, shall not constitute a Constructive Termination
42.	Prior to a Change in Control; or

1.	the failure of the Company to obtain the assumption of this Agreement by any successors.

2.	In no event shall the termination of the Executive’s employment with the Company on
3.	account of the Executive’s death or Disability or because the Executive engaged in
4.	conduct constituting Cause be deemed to be a Constructive Termination Prior to a
5.	Change in Control.

6.	“Disability” means the Executive becomes permanently disabled within the meaning of,
7.	and begins actually to receive disability benefits pursuant to, the long-term disability plan
8.	in effect for, or applicable to, the Executive.

9.	“Employee Benefits” means the perquisites, benefits and service credit for benefits as
10.	provided under any and all employee retirement income and welfare benefit policies,
11.	plans, programs or arrangements in which the Executive is entitled to participate,
12.	including, without limitation, any stock option, performance share, performance unit,
13.	stock purchase, stock appreciation, savings, pension, supplemental executive retirement,
14.	or other retirement income or welfare benefit, deferred compensation, incentive
15.	compensation, group or other life, health, medical/hospital or other insurance (whether
16.	funded by actual insurance or self-insured by the Company or a Subsidiary), disability,
17.	salary continuation, expense reimbursement and other employee benefit policies, plans,
18.	programs or arrangements that may now exist or any equivalent successor policies, plans,
19.	programs or arrangements that may be adopted hereafter by the Company or a
20.	Subsidiary, providing perquisites, benefits and service credit for benefits at least as great
21.	in the aggregate as are payable thereunder.

22.	“Equity Compensation” means any stock option, stock appreciation, stock purchase,
23.	restricted stock, restricted stock unit, long term incentive cash bonus award or any other
24.	kind of equity-based plan, program, arrangement or grant regardless of whether the form
25.	of distribution is in stock or cash.

26.	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

27.	“Incentive Pay” means the greater of: (i) the Executive’s maximum Target Bonus for
28.	which the Executive was eligible during the period that includes the Termination Date, or
29.	(ii) the highest aggregate bonus or incentive payment paid to the Executive during any of
30.	the three (3) full calendar years prior to his Termination Date. For purposes of this
31.	definition, “Target Bonus” means the annual bonus, incentive, commission or other sales
32.	incentive compensation, or comparable incentive payment opportunity which, in the sole
33.	discretion of the Company, is deemed to constitute a Target Bonus, in addition to Base
34.	Pay, for which the Executive was eligible to receive, but did not receive prior to his
35.	Termination Date, in regard to services rendered in the year covered by the Executive’s
36.	Termination Date and is to be made pursuant to any bonus, incentive, profit-sharing,
37.	performance, discretionary pay or similar agreement, policy, plan, program or
38.	arrangement (whether or not funded) of the Company or a Subsidiary, or any successor
39.	thereto. For purposes of this definition, “Incentive Pay” does not include any Equity
40.	Compensation, one time bonus or payment (including, but not limited to, any sign-on
41.	bonus), any amounts contributed by the Company for the benefit of the Executive to any
42.	qualified or nonqualified deferred compensation plan, whether or not provided under an

1.	arrangement described in the prior sentence, or any amounts designated by the parties as
2.	amounts other than Incentive Pay.

3.	“Involuntary Termination Associated With a Change in Control” means the termination
4.	of the Executive’s employment related to a Change in Control: (i) by the Company for
5.	any reason other than Cause, the Executive’s death or the Executive’s Disability, or (ii)
6.	on account of a Constructive Termination Associated with a Change in Control.

7.	“Involuntary Termination Prior to a Change in Control” means the termination of the
8.	Executive’s employment unrelated to a Change in Control: (i) by the Company for any
9.	reason other than Cause, the Executive’s death or the Executive’s Disability, or (ii) on
10.	account of a Constructive Termination Prior to a Change in Control.

11.	“Restricted Business” means,

12.	if the Executive is entitled to severance benefits under this Agreement on account of an
13.	Involuntary Termination Prior to a Change in Control, (A) the design, development,
14.	manufacture, marketing or support of local or wide area network products, computer
15.	operating systems, applications products, software products or services that enable
16.	organizations to more effectively conduct business using the Web, or any other software
17.	products of the type designed, developed, manufactured, sold or supported by the
18.	Company or as proposed to be designed, developed, manufactured, sold or supported by
19.	the Company pursuant to a development project that is actually being pursued during the
20.	term of this Agreement; (B) any business that performs technology and consulting
21.	services that help businesses develop and accelerate their transition to Internet-based e-
22.	business solutions and processes, or management services that assist businesses in
23.	improving their operating processes; or (C) any business that competes directly or
24.	indirectly with the hardware, software or consulting businesses of the Company.

25.	if the Executive is entitled to severance benefits under this Agreement on account of an
26.	Involuntary Termination Associated With a Change in Control, any business function
27.	with a direct competitor of the Company that is substantially similar to the business
28.	function performed by the Executive with the Company immediately prior to his
29.	Termination Date.

30.	“Restricted Territory” means the counties, towns, cities or states of any country in which
31.	the Company operates or does business.

32.	“Severance Period” means the twelve (12) month period after the Executive’s
33.	Termination Date.

34.	“Subsidiary” means any Company controlled affiliate.

35.	“Termination Date” means the last day of the Executive’s employment with the
36.	Company.

37.	“Termination of Employment” means, except as provided in the following sentence, the
38.	termination of the Executive’s active employment relationship with the Company on
39.	account of an Involuntary Termination Prior to a Change in Control or an Involuntary

1.	Termination Associated With a Change in Control. For purposes of the non-solicitation
2.	provision of Section 11 of the Agreement, the term “Termination of Employment” shall
3.	mean the termination of the Executive’s employment relationship with the Company for
4.	any reason, including, but not limited to, the Executive’s Involuntary Termination Prior
5.	to a Change in Control, Involuntary Termination Associated With a Change in Control,
6.	voluntary termination, termination on account of Disability, or termination by the
7.	Company for Cause.

8.	“Voting Stock” means securities entitled to vote generally in the election of directors.

9.	2.Termination Prior to a Change in Control.

10.	Involuntary Termination Prior to a Change in Control. In the event the Executive’s
11.	employment is terminated on account of an Involuntary Termination Prior to a Change in
12.	Control, the Executive shall be entitled to the benefits provided in subsection (b) of this
13.	Section 2.

14.	Compensation and Benefits Upon Involuntary Termination Prior to a Change in Control.
15.	Subject to the provisions of Section 5 hereof, in the event a termination described in
16.	subsection (a) of this Section 2 occurs, the Company shall pay and provide to the
17.	Executive after his Termination Date:

18.	100% of his Base Pay. Unless a different payment stream is made pursuant to Section
19.	13(b) of this Agreement, such Base Pay shall be paid to the Executive in equal
20.	installments over the Severance Period, consistent with the Company’s normal payroll
21.	practices, commencing with the first administratively practicable payroll period that
22.	occurs after the period during which the Executive’s right to revoke his acceptance to the
23.	terms of the Release has expired.

24.	The Executive shall receive his pro rated Incentive Pay for the year in which his
25.	Termination of Employment occurs. The pro rated Incentive Pay shall be based on the
26.	Executive’s Incentive Pay for the year in which the Executive’s Termination Date occurs,
27.	multiplied by a fraction, the numerator of which is the number of days during which the
28.	Executive was employed by the Company in the year of his termination and the
29.	denominator of which is 365. Unless a different payment stream is made pursuant to
30.	Section 13(b) of this Agreement, such pro rated Incentive Pay shall be paid to the
31.	Executive in equal installments over the Severance Period, consistent with the
32.	Company’s normal payroll practices, commencing with the first administratively
33.	practicable payroll period that occurs after the period during which the Executive’s right
34.	to revoke his acceptance to the terms of the Release has expired.

35.	Commencing on the month immediately following the month in which his Termination
36.	Date occurs, the Executive shall continue to receive for a twelve (12) month period the
37.	medical and dental coverage in effect on his Termination Date (or generally comparable
38.	coverage) for himself and, where applicable, his spouse and dependents, at the same
39.	premium rates as may be charged from time to time for employees of the Company
40.	generally, as if the Executive had continued in employment with the Company during
41.	such period; provided, however, that in the event that such continuation coverage violates
42.	applicable law or results in a material adverse tax effect to the Company or the Executive,

1.	the Company shall pay the Executive cash in lieu of such coverage in an amount equal to
2.	the Executive’s after-tax cost of continuing comparable coverage, where such coverage
3.	may not be continued by the Company (or where such continuation would adversely
4.	affect the tax status of the plan pursuant to which the coverage is provided). If the
5.	Executive does not receive the cash payment described in the preceding sentence, the
6.	Company shall take all commercially reasonable efforts to provide that the COBRA
7.	health care continuation coverage period under section 4980B of the Code, shall
8.	commence immediately after the foregoing twelve (12) month period, with such
9.	continuation coverage continuing until the earlier of (A) the end of the applicable
10.	COBRA health care continuation coverage period or (B) the date on which the Executive
11.	is covered by the medical and dental coverage of his successor employer, if any.

12.	With respect to any Company stock options held by the Executive as of his Termination
13.	Date, the Company shall accelerate the vesting of that portion of the Executive’s stock
14.	options, if any, which would have vested and become exercisable within the one (I) year
15.	period after the Executive’s Termination Date, such options, plus any other options that
16.	previously became exercisable and have not expired or been exercised, shall remain
17.	exercisable, notwithstanding anything in any other agreement governing such options, for
18.	the longer of(A) a period of six (6) months after the Executive’s Termination Date, or
19.	(B) the period set forth in the award agreement covering the option (collectively, the
20.	“Pre-Change in Control Option Expiration Date”); provided, however, that in no event
21.	will the option be exercisable beyond its original term or, if not addressed in the grant
22.	agreement, then not later than the latest date that will avoid adverse tax consequences to
23.	the Executive (if such date is earlier than the Pre-Change in Control Option Expiration
24.	Date).

25.	With respect to any shares of Company common stock held by the Executive as of his
26.	Termination Date that are subject to the Company’s repurchase right upon termination of
27.	the Executive’s employment (“Restricted Stock”), the Company shall waive such
28.	repurchase rights as to the number of shares of Restricted Stock that would have vested
29.	within the one (1) year period after the Executive’s Termination Date.

30.	To cover the cost of outplacement assistance services for the Executive that are actually
31.	provided by an outplacement agency selected by the Executive, for which the Company
32.	provides prior approval, with such approval not to be unreasonably withheld, in an
33.	amount not to exceed twenty percent (20%) of the Executive’s Base Pay.

34.	The Executive shall receive any amounts earned, accrued or owing but not yet paid to the
35.	Executive as of his Termination Date, payable in a lump sum, and any benefits accrued or
36.	earned in accordance with the terms of any applicable benefit plans and programs of the
37.	Company.

38.	3.Termination Associated With a Change in Control.

39.	Involuntary Termination Associated With a Change in Control. In the event the
40.	Executive’s employment is terminated after, or in connection with, a Change in Control,
41.	on account of (i) an Involuntary Termination Associated With a Change in Control within
42.	the two (2) year period after the Change in Control, or(ii) an Involuntary Termination
43.	Associated With a Change in Control that occurs (A) not more than six (6) months prior

1.	to the date on which a Change in Control occurs or (B) following the commencement of
2.	any discussion with a third person that ultimately results in a Change in Control, the
3.	Executive shall be entitled to the benefits provided in subsection (b) of this Section 3. If
4.	the Executive is entitled to benefits described in this Section 3 by reason of clause (a)(ii)
5.	above, the Executive shall receive the compensation and benefits described in Section
6.	2(b) above after his Termination of Employment, in accordance with the provisions of
7.	Section 2(b), regardless of whether the Change in Control actually occurs, and the
8.	Executive shall receive the additional compensation and benefits described in Section
9.	3(b) below only if the Change in Control is consummated and shall receive such
10.	additional amounts after the consummation of the Change in Control, in accordance with
11.	the provisions of Section 3(b) below. For purposes of subsection 3(a)(ii)(B) above, to be
12.	eligible to receive amounts described in Section 3(b) below, the Change in Control must
13.	be consummated within the twelve (12) month period following the Executive’s
14.	Termination Date, except in circumstances pursuant to which the consummation of the
15.	Change in Control is delayed, through no failure of the Company or the third person, by a
16.	governmental or regulatory authority or agency with jurisdiction over the matter, or as a
17.	result of other similar circumstances. In such a circumstance, the remaining of the twelve
18.	(12) month period shall be tolled and shall recommence upon termination of the delaying
19.	event.

20.	Compensation and Benefits Upon Involuntary Termination Associated With a Change in
21.	Control. Subject to the provisions of Section 5 hereof, in the event a termination
22.	described in subsection (a) of this Section 3 occurs, the Company shall pay and provide
23.	to the Executive after his Termination Date:

24.	Lump sum cash payment equal to (A) one times Base Pay, plus (B) one times Incentive
25.	Pay. Unless the payment is delayed pursuant to Section 13(b) of this Agreement, this
26.	lump sum cash payment shall be paid to the Executive within thirty (30) days after the
27.	Executive’s Termination Date (or the end of the revocation period for the Release, if
28.	later).

29.	Lump sum cash payment equal to Executive’s pro rated Incentive Pay for the year in
30.	which his Termination of Employment occurs. The pro rated Incentive Pay shall be
31.	based on the Executive’s Incentive Pay for the year in which the Executive’s Termination
32.	Date occurs, multiplied by a fraction, the numerator of which is the number of days
33.	during which the Executive was employed by the Company in the year of his termination
34.	and the denominator of which is 365. Unless the payment is delayed pursuant to Section
35.	13(b) of this Agreement, this lump sum payment shall be paid to the Executive within
36.	thirty (30) days after the Executive’s Termination Date (or the end of the revocation
37.	period for the Release, if later).

38.	Commencing with the month immediately following the month in which his Termination
39.	Date occurs, the Executive shall continue to receive for a twelve (12) month period the
40.	medical and dental coverage in effect on his Termination Date (or generally comparable
41.	coverage) for himself and, where applicable, his spouse and dependents, at the same
42.	premium rates as may be charged from time to time for employees generally, as if the
43.	Executive had continued in employment during such period; provided, however, that in
44.	the event that such continuation coverage violates applicable law or results in a material
45.	adverse tax effect to the Company or the Executive, the Company shall pay the Executive

1.	cash in lieu of such coverage in an amount equal to the Executive’s after-tax cost of
2.	continuing comparable coverage, where such coverage may not be continued by the
3.	Company (or where such continuation would adversely affect the tax status of the plan
4.	pursuant to which the coverage is provided). If the Executive does not receive the cash
5.	payment described in the preceding sentence, the Company shall take all commercially
6.	reasonable efforts to provide that the COBRA health care continuation coverage period
7.	under section 4980B of the Code, shall commence immediately after the foregoing
8.	twelve (12) month period, with such continuation coverage continuing until the earlier of
9.	(A) the end of the applicable COBRA health care continuation coverage period or (B) the
10.	date on which the Executive is covered by the medical and dental coverage of his
11.	successor employer, if any.

12.	Lump sum cash payment equal to the total amount that the Executive would have
13.	received under the Company’s 401(k) plan as a Company match if the Executive was
14.	eligible to participate in the Company’s 401(k) plan for the twelve (12) month period
15.	after his Termination Date and he contributed the maximum amount to the plan for the
16.	match. Unless the payment is delayed pursuant to Section 13(b) of this Agreement, this
17.	lump sum payment shall be paid to the Executive within thirty (30) days after the
18.	Executive’s Termination Date (or the end of the revocation period for the Release, if
19.	later).

20.	Lump sum cash payment equal to the total premiums that the Company would have paid
21.	under the Executive’s split-dollar life insurance policy, if any, that is in effect
22.	immediately prior to his Termination Date, if the Executive was employed by the
23.	Company for the twelve (12) month period following the Executive’s Termination Date;
24.	provided, however, that if the remaining length of the term of the split-dollar arrangement
25.	pursuant to which the Company must make premium payments is less than the foregoing
26.	twelve (12) month period, the Executive shall only receive a lump sum cash payment
27.	equal to the remaining Company premiums for the term of the arrangement. Unless
28.	payment is delayed pursuant to Section 13(b) of this Agreement, this lump sum payment
29.	shall be paid to the Executive within thirty (30) days after the Executive’s Termination
30.	Date (or the end of the revocation period for the Release, if later). Notwithstanding the
31.	foregoing, no payment shall be made to the Executive pursuant to this clause (v) if on the
32.	Executive’s Termination Date, either the Executive does not have a split-dollar life
33.	insurance policy with the Company or the Company has no obligations to make premium
34.	contributions to the Executive’s split-dollar life insurance policy.

35.	Lump sum cash payment equal to twenty percent (20%) of the Executive’s Base Pay in
36.	order to cover the cost of outplacement assistance services for the Executive. Unless
37.	payment is delayed pursuant to Section 13(b) of this Agreement, this lump sum payment
38.	shall be paid to the Executive within thirty (30) days after the Executive’s Termination
39.	Date (or the end of the revocation period for the Release, if later).

40.	The Executive shall receive any amounts earned, accrued or owing but not yet paid to the
41.	Executive as of his Termination Date, payable in a lump sum, and any benefits accrued or
42.	earned in accordance with the terms of any applicable benefit plans and programs of the
43.	Company.

1.	Equity Compensation. Notwithstanding any provision to the contrary in any applicable
2.	plan, program or agreement, or any contrary provision in this Agreement in the event that
3.	either or both of the following occur:

4.	a Change in Control in which the Executive’s employment is terminated on account of an
5.	Involuntary Termination Associated with a Change in Control; or

6.	a Change in Control occurs, but the acquirer or successor fails to provide the Executive
7.	with equity compensation rights substantially comparable in value to the Executive’s
8.	unvested equity compensation rights immediately prior to the Change in Control;

9.	then all stock options, Restricted Stock and other equity rights held by the Executive will
10.	become fully vested and/or exercisable, as the case may be, as of the date of the
11.	Executive’s Termination Date in the case of clause (i) or as of the date of the Change in
12.	Control in the case of clause (ii), and all stock options held by the Executive shall remain
13.	exercisable, notwithstanding anything in any other agreement governing such options, for
14.	the longer of (i) a period of twelve (12) months after the Executive’s Termination Date,
15.	or (ii) the period set forth in the award agreement covering the option (collectively, the
16.	“Change in Control Option Expiration Date”); provided, however, that in no event will
17.	the option be exercisable beyond its original term or, if not addressed in the grant
18.	agreement, then not later than the latest date that will avoid adverse tax consequences to
19.	the Executive (if such date is earlier than the Change in Control Option Expiration Date).

20.	For purposes of clause (ii) above, equity compensation provided by the acquiror or
21.	successor shall be deemed substantially comparable to the Executive’s unvested equity
22.	compensation rights immediately prior to the Change in Control only if (A) such
23.	unvested equity compensation rights are assumed by the acquiror or successor on the
24.	same basis (including the same exchange ratio) as is provided to non-employee holders of
25.	such equity or, if none, on a basis substantially identical to such basis; or (B) such
26.	unvested equity compensation rights are replaced by equity compensation rights granted
27.	by the acquiror or successor which rights are materially identical in value to (employing
28.	the same equity valuation methodology as the Company employed for financial
29.	accounting purposes immediately prior to the Change in Control) and are subject to the
30.	same vesting schedule as was applicable to the unvested equity compensation rights held
31.	by the Executive immediately prior to the Change in Control.

32.	4.Termination of Employment on Account of Disability, Cause or Death.
33.	Notwithstanding anything in this Agreement to the contrary, if the Executive’s
34.	employment terminates on account of Disability, the Executive shall be entitled to
35.	receive disability benefits under any disability program maintained by the Company that
36.	covers the Executive, and the Executive shall not be considered to have terminated
37.	employment under this Agreement and shall not receive benefits pursuant to Sections 2
38.	and 3 hereof. If the Executive’s employment terminates on account of Cause or because
39.	of his death, the Executive shall not be considered to have terminated employment under
40.	this Agreement and shall not receive benefits pursuant to Sections 2 and 3 hereof.

41.	5.Release. Notwithstanding the foregoing, no such payments shall be made or benefits
42.	provided unless the Executive executes, and does not revoke, the Company’s standard
43.	written release, substantially in the form as attached hereto as Annex A, (the “Release”),

1.	of any and all claims against the Company and all related parties with respect to all
2.	matters arising out of the Executive’s employment by the Company (other than
3.	entitlements under the terms of this Agreement or under any other plans or programs of
4.	the Company in which the Executive participated and under which the Executive has
5.	accrued or become entitled to a benefit) or a termination thereof.

6.	6.Enforcement. Without limiting the rights of the Executive at law or in equity, if the
7.	Company fails to make any payment or provide any benefit required to be made or
8.	provided hereunder on a timely basis, the Company will pay interest on the amount or
9.	value thereof at an annualized rate of interest equal to the so-called composite “prime
10.	rate” as quoted from time to time during the relevant period in the Eastern Edition of The
11.	Wall Street Journal. Such interest will be payable as it accrues on demand. Any change
12.	in such prime rate will be effective on and as of the date of such change.

13.	7.Certain Additional Payments by the Company.

14.	The provisions of this Section 7 shall apply notwithstanding anything in this Agreement
15.	to the contrary. Subject to subsection (b) below, in the event that it shall be determined
16.	that any payment, benefit provided or distribution by the Company to or for the benefit of
17.	the Executive, whether paid or payable or distributed or distributable pursuant to the
18.	terms of this Agreement or otherwise (a “Payment”), would constitute an “excess
19.	parachute payment” within the meaning of section 280G of the Code, the Company shall
20.	pay the Executive an additional amount (the “Gross-Up Payment”) such that the net
21.	amount retained by the Executive after deduction of any excise tax imposed under section
22.	4999 of the Code, and any federal, state and local income tax, employment tax, excise tax
23.	and other tax imposed upon the Gross-Up Payment, shall be equal to the Payment. The
24.	right to each payment of such amount shall vest as of the day on which the payment
25.	determination is made, and each such payment shall be made on the thirtieth (30th) day
26.	following the vesting date.

27.	Notwithstanding subsection (a), and notwithstanding any other provisions of this
28.	Agreement to the contrary, if the net after-tax benefit to the Executive of receiving the
29.	Gross-Up Payment does not exceed the Safe Harbor Amount (as defined below) by more
30.	than 10% (as compared to the net-after tax benefit to the Executive resulting from
31.	elimination of the Gross-Up Payment and reduction of the Payments to the Safe Harbor
32.	Amount), then (i) the Company shall not pay the Executive the Gross-Up Payment and
33.	(ii) the provisions of subsection (c) below shall apply. The term “Safe Harbor Amount”
34.	means the maximum dollar amount of parachute payments that may be paid under section
35.	280G of the Code without imposition of an excise tax under section 4999 of the Code.

36.	The provisions of this subsection (c) shall apply only if the Company is not required to
37.	pay the Executive a Gross-Up Payment as a result of subsection (b) above. If the
38.	Company is not required to pay the Executive a Gross-Up Payment as a result of the
39.	provisions of subsection (b), the Company will apply a limitation on the Payment amount
40.	as set forth in clause (i) below (a “Parachute Cap”) if the application of the Parachute Cap
41.	is beneficial to the Executive, according to the following provisions:

42.	lf clause (ii) does not apply, the aggregate present value of the Payments under Section 3
43.	of this Agreement (“Agreement Payments”) shall be reduced (but not below zero) to the

1.	Reduced Amount. The “Reduced Amount” shall be an amount expressed in present
2.	value which maximizes the aggregate present value of Agreement Payments without
3.	causing any Payment to be subject to the limitation of deduction under section 280G of
4.	the Code. For purposes of this Section 7, “present value” shall be determined in
5.	accordance with section 280G(d)(4) of the Code.

6.	It is the intention of the parties that the Parachute Cap apply only if application of the
7.	Parachute Cap is beneficial to the Executive. Therefore, if the net amount that would be
8.	retained by the Executive under this Agreement without the Parachute Cap, after payment
9.	of any excise tax under section 4999 of the Code, exceeds the net amount that would be
10.	retained by the Executive with the Parachute Cap, then the Company shall not apply the
11.	Parachute Cap to the Executive’s payments. In that event, neither the Parachute Cap nor
12.	the Gross-Up Payment will apply to the Executive.

13.	All determinations to be made under this Section 7 shall be made by the nationally
14.	recognized independent public accounting firm used by the Company immediately prior
15.	to the Change in Control (“Accounting Firm”), which Accounting Firm shall provide its
16.	determinations and any supporting calculations to the Company and the Executive within
17.	ten days of the Executive’s termination date. If any Gross-Up Payment is required to be
18.	made, the Company shall make the Gross-Up Payment within ten days after receiving the
19.	Accounting Firm’s calculations. Any such determination by the Accounting Firm shall
20.	be binding upon the Company and the Executive.

21.	All of the fees and expenses of the Accounting Firm in performing the determinations
22.	referred to in this Section 7 shall be borne solely by the Company.

23.	8.No Mitigation Obligation. The Company hereby acknowledges that it will be difficult
24.	and may be impossible for the Executive to find reasonably comparable employment
25.	following the Termination Date. Accordingly, the payment of the severance
26.	compensation by the Company to the Executive in accordance with the terms of this
27.	Agreement is hereby acknowledged by the Company to be reasonable, and the Executive
28.	will not be required to mitigate the amount of any payment provided for in this
29.	Agreement by seeking other employment or otherwise, nor will any profits, income,
30.	earnings or other benefits from any source whatsoever create any mitigation, offset,
31.	reduction or any other obligation on the part of the Executive hereunder or otherwise.

32.	9.Legal Fees and Expenses. In the event of a Change in Control, it is the intent of the
33.	Company that the Executive not be required to incur legal fees and the related expenses
34.	associated with the interpretation, enforcement or defense of the Executive’s rights under
35.	this Agreement by litigation or otherwise because the cost and expense thereof would
36.	detract from the benefits intended to be extended to the Executive hereunder.
37.	Accordingly, if a Change in Control occurs and it should appear to the Executive that the
38.	Company has failed to comply with any of its obligations under this Agreement or in the
39.	event that the Company or any other person takes or threatens to take any action to
40.	declare this Agreement void or unenforceable, or institutes any litigation or other action
41.	or proceeding designed to deny, or to recover from, the Executive the benefits provided
42.	or intended to be provided to the Executive under Section 3(b) of the Agreement, the
43.	Company irrevocably authorizes the Executive from time to time to retain counsel of the
44.	Executive’s choice, at the expense of the Company as hereafter provided, to advise and

1.	represent the Executive in connection with any such interpretation, enforcement or
2.	defense, including without limitation the initiation or defense of any litigation or other
3.	legal action, whether by or against the Company or any Director, officer, stockholder or
4.	other person affiliated with the Company, in any jurisdiction. Notwithstanding any
5.	existing or prior attorney-client relationship between the Company and such counsel, the
6.	Company irrevocably consents to the Executive’s entering into an attorney-client
7.	relationship with such counsel, and in that connection the Company and the Executive
8.	agree that a confidential relationship will exist between the Executive and such counsel.
9.	Without respect to whether the Executive prevails, in whole or in part, in connection with
10.	any of the foregoing, the Company will pay and be solely financially responsible for any
11.	and all attorneys’ and related fees and expenses incurred by the Executive in connection
12.	with any of the foregoing; provided that, in regard to such matters, the Executive has not
13.	acted frivolously, in bad faith or with no colorable claim of success. Such expenses will
14.	be paid by the Company on the thirtieth day following its receipt of adequate
15.	substantiation to support payment of the expense amount.

16.	10. Confidentiality. The Executive hereby covenants and agrees that he will not disclose
17.	to any person not employed by the Company, or use in connection with engaging in
18.	competition with the Company, any confidential or proprietary information (as defined
19.	below) of the Company. For purposes of this Agreement, the term “confidential or
20.	proprietary information” will include all information of any nature and in any form that is
21.	owned by the Company and that is not publicly available (other than by the Executive’s
22.	breach of this Section 10) or generally known to persons engaged in businesses similar or
23.	related to those of the Company. Confidential or proprietary information will include,
24.	without limitation, the Company’s financial matters, customers, employees, industry
25.	contracts, strategic business plans, product development (or other proprietary product
26.	data), marketing plans, consulting solutions and processes, and all other secrets and all
27.	other information of a confidential or proprietary nature which is protected by the
28.	Uniform Trade Secrets Act. For purposes of the preceding two sentences, the term
29.	“Company” will also include any Subsidiary (collectively, the “Restricted Group”). The
30.	foregoing obligations imposed by this Section 10 will not apply (i) in the course of the
31.	business of and for the benefit of the Company, (ii) if such confidential or proprietary
32.	information has become, through no fault of the Executive, generally known to the
33.	public, or (iii) if the Executive is required by law to make disclosure (after giving the
34.	Company notice and an opportunity to contest such requirement).

35.	11. Covenants Not to Compete and Not to Solicit. In the event of the Executive’s
36.	Termination of Employment, the Company’s obligations to provide severance pay as
37.	provided in Sections 2 and 3 shall be expressly conditioned upon the Executive’s
38.	covenants not to compete and not to solicit as provided herein. In the event the Executive
39.	breaches his obligations to the Company as provided herein, the Company’s obligations
40.	to make severance payments to the Executive pursuant to Sections 2 and 3 shall cease,
41.	without prejudice to any other remedies that may be available to the Company.

42.	Covenant Not to Compete.

43.	If the Executive is receiving compensation and benefits under Section 2(b) above, then
44.	for a period of six (6) months following the Executive’s Termination Date, the Executive
45.	shall not directly or indirectly, engage in (whether as employee, consultant, proprietor,

1.	partner, director or otherwise), or have any ownership interest in, or participate in a
2.	financing, operation, management or control of, any person, firm, corporation or business
3.	that is a Restricted Business in a Restricted Territory without the prior written consent of
4.	the Board. For this purpose, ownership of no more than 5% of the outstanding Voting
5.	Stock of a publicly traded corporation shall not constitute a violation of this provision.

6.	If the Executive is receiving compensation and benefits under Section 3(b) above (or
7.	subsequently becomes entitled to severance under Section 3(b) above because of a
8.	termination described in Section 3(a)(ii)), then for a period of one (1) year following the
9.	Executive’s Termination Date, the Executive shall not directly or indirectly, engage in
10.	(whether as employee, consultant, proprietor, partner, director or otherwise), or have any
11.	ownership interest in, or participate in a financing, operation, management or control of,
12.	any person, firm, corporation or business that is a Restricted Business in a Restricted
13.	Territory without the prior written consent of the Board. For this purpose, ownership of
14.	no more than 5% of the outstanding Voting Stock of a publicly traded corporation shall
15.	not constitute a violation of this provision.

16.	Covenant Not to Solicit. The Executive shall not, for a period of two (2) years after the
17.	Executive’s Termination Date for any reason: (i) solicit, encourage or take any other
18.	action which is intended to induce any other employee of the Company to terminate his
19.	employment with the Company; or (ii) interfere in any manner with the contractual or
20.	employment relationship between the Company and any such employee of the Company.
21.	The foregoing shall not prohibit Executive or any entity with which the Executive may be
22.	affiliated from hiring a former employee of the Company, provided that such hiring
23.	results exclusively from such former employee’s affirmative response to a general
24.	recruitment effort.

25.	Interpretation. The covenants contained herein are intended to be construed as a series of
26.	separate covenants, one for each county, town, city and state or other political subdivision
27.	of a Restricted Territory. Except for geographic coverage, each such separate covenant
28.	shall be deemed identical in terms to the covenant contained in the preceding subsections.
29.	If, in any judicial proceeding, the court shall refuse to enforce any of the separate
30.	covenants (or any part thereof) deemed included in such subsections, then such
31.	unenforceable covenant (or such part) shall be deemed to be eliminated from this
32.	Agreement for the purpose of those proceedings to the extent necessary to permit the
33.	remaining separate covenants (or portions thereof) to be enforced.

34.	Reasonableness. In the event that the provisions of this Section 11 shall ever be deemed
35.	to exceed the time, scope or geographic limitations permitted by applicable laws, then
36.	such provisions shall be reformed to the maximum time, scope or geographic limitations,
37.	as the case may be, permitted by applicable laws.

38.	12. Employment Rights. Nothing expressed or implied in this Agreement will create any
39.	right or duty on the part of the Company or the Executive to have the Executive remain in
40.	the employment of the Company or any Subsidiary prior to or following any Change in
41.	Control.

42.	13. Certain Tax Matters.

1.	Withholding. The Company may withhold from any amounts payable under this
2.	Agreement all federal, state, city or other taxes as the Company is required to withhold
3.	pursuant to any applicable law, regulation or ruling.

4.	Effect of Section 409A of the Code. The parties intend that the provisions of this
5.	Agreement will operate in a manner that will avoid adverse federal income tax
6.	consequences under section 409A of the Code. If a payment under this Agreement to the
7.	Executive is subject to the requirements of section 409A of the Code, the Executive
8.	hereby acknowledges and agrees that the Company may take any actions deemed
9.	necessary in its sole discretion to avoid adverse federal income tax consequences under
10.	section 409A of the Code and that such action may be taken without the consent of the
11.	Executive, including, but not limited to, delaying the commencement of any payment
12.	under this Agreement for six (6) months from the Executive’s Termination Date if it is
13.	determined that as of such Termination Date, the Executive is a “specified employee” as
14.	defined in Section 409A(a)(2)(B)(i) of the Code and corresponding regulations, and such
15.	amounts are deemed as deferred compensation subject to the requirements of section
16.	409A of the Code.

17.	Time of Payment. If a payment is not made by the designated payment date under this
18.	Agreement, the payment will be made in any event by the later of (i) the end of the
19.	calendar year in which the designated payment date occurs or (ii) the 15th day of the third
20.	calendar month following the designated payment date, or such other date as may be
21.	permitted by section 409A of the Code and the regulations thereunder.

22.	l4. Term of Agreement. This Agreement shall continue in full force and effect for the
23.	duration of the Executive’s employment with the Company; provided, however, that after
24.	the termination of the Executive’s employment during the term of this Agreement, this
25.	Agreement shall remain in effect until all of the obligations of the parties hereunder are
26.	satisfied or have expired.

27.	15. Successors and Binding Agreement.

28.	The Company will require any successor (whether direct or indirect, by purchase, merger,
29.	consolidation, reorganization or otherwise) to all or substantially all of the business or
30.	assets of the Company, by agreement in form and substance reasonably satisfactory to the
31.	Executive, expressly to assume and agree to perform this Agreement in the same manner
32.	and to the same extent the Company would be required to perform if no such succession
33.	had taken place. This Agreement will be binding upon and inure to the benefit of the
34.	Company and any successor to the Company, including without limitation any persons
35.	acquiring directly or indirectly all or substantially all of the business or assets of the
36.	Company whether by purchase, merger, consolidation, reorganization or otherwise (and
37.	such successor will thereafter be deemed the “Company” for the purposes of this
38.	Agreement), but will not otherwise be assignable, transferable or delegable by the
39.	Company.

40.	This Agreement will inure to the benefit of and be enforceable by the Executive’s
41.	personal or legal representatives, executors, administrators, successors, heirs, distributees
42.	and legatees. This Agreement will supersede the provisions of any employment or other
43.	agreement between the Executive and the Company that relate to any matter that is also

1.	the subject of this Agreement, and such provisions in such other agreements will be null
2.	and void.

3.	This Agreement is personal in nature and neither of the parties hereto will, without the
4.	consent of the other, assign, transfer or delegate this Agreement or any rights or
5.	obligations hereunder except as expressly provided in Sections 15(a) and 15(b). Without
6.	limiting the generality or effect of the foregoing, the Executive’s right to receive
7.	payments hereunder will not be assignable, transferable or delegable, whether by pledge,
8.	creation of a security interest, or otherwise, other than by a transfer by the Executive’s
9.	will or by the laws of descent and distribution and, in the event of any attempted
10.	assignment or transfer contrary to this Section 15(c), the Company will have no liability
11.	to pay any amount so attempted to be assigned, transferred or delegated.

12.	16. Notices. For all purposes of this Agreement, all communications, including without
13.	limitation notices, consents, requests or approvals, required or permitted to be given
14.	hereunder will be in writing and will be deemed to have been duly given when hand
15.	delivered or dispatched by electronic facsimile transmission (with receipt thereof orally
16.	confirmed by the recipient), or five (5) business days after having been mailed by United
17.	States registered or certified mail, return receipt requested, postage prepaid, or three (3)
18.	business days after having been sent by a nationally recognized courier service for
19.	overnight/next-day delivery, such as FedEx, UPS, or the United States Postal Service,
20.	addressed to the Company (to the attention of the Secretary of the Company) at its
21.	principal executive office and to the Executive at his principal residence, or to such other
22.	address as any party may have furnished to the other in writing and in accordance
23.	herewith, except that notices of changes of address will be effective only upon receipt.

24.	17. Governing Law. The validity, interpretation, construction and performance of this
25.	Agreement will be governed by and construed in accordance with the substantive laws of
26.	the Commonwealth of Massachusetts, without giving effect to the principles of conflict
27.	of laws of such Commonwealth.

28.	l8. Validity. If any provision of this Agreement or the application of any provision hereof
29.	to any person or circumstances is held invalid, unenforceable or otherwise illegal, the
30.	remainder of this Agreement and the application of such provision to any other person or
31.	circumstances will not be affected, and the provision so held to be invalid, unenforceable
32.	or otherwise illegal will be reformed to the extent (and only to the extent) necessary to
33.	make it enforceable, valid or legal.

34.	19. Miscellaneous.

35.	Except as provided in subparagraph (b) below or pursuant to Section 13(b), no provision
36.	of this Agreement may be modified, waived or discharged unless such waiver,
37.	modification or discharge is agreed to in writing signed by the Executive and the
38.	Company. No waiver by either party hereto at any time of any breach by the other party
39.	hereto or compliance with any condition or provision of this Agreement to be performed
40.	by such other party will be deemed a waiver of similar or dissimilar provisions or
41.	conditions at the same or at any prior or subsequent time. No agreements or
42.	representations, oral or otherwise, expressed or implied with respect to the subject matter
43.	hereof have been made by either party that are not set forth expressly in this Agreement.

1.	References to Sections are to references to Sections of this Agreement. Any reference in
2.	this Agreement to a provision of a statute, rule or regulation will also include any
3.	successor provision thereto. Whenever used herein, the masculine includes the feminine.

4.	Notwithstanding any contrary provision of this Agreement, the Company may modify
5.	benefits otherwise payable or to be provided under this Agreement without obtaining the
6.	Executive’s consent to such modification to the extent that the Company determines in its
7.	sole discretion that such modification is necessary or appropriate in order to effect
8.	compliance with applicable law or regulatory requirements.

9.	20. Survival. Notwithstanding any provision of this Agreement to the contrary, the
10.	parties’ respective rights and obligations under Sections 2, 3, 7, 9, 10, and 11 will survive
11.	any termination or expiration of this Agreement or the termination of the Executive’s
12.	employment for any reason whatsoever.

13.	21. Counterparts. This Agreement may be executed in one or more counterparts, each of
14.	which will be deemed to be an original but all of which together will constitute one and
15.	the same agreement.

[SIGNATURE PAGE FOLLOWS]

1.	IN WITNESS WHEREOF, the parties have caused this Agreement to be duly
2.	executed and delivered as of the date first above written.

3.	NOVELL, INC.

4	By:
5.	Name:	April 30, 2007
6.	Title:

7.	EXECUTIVE

8.

Annex A

1.	SEPARATION OF EMPLOYMENT AGREEMENT AND GENERAL RELEASE

2.	THIS SEPARATION OF EMPLOYMENT AGREEMENT AND GENERAL
3.	RELEASE (the “Agreement”) is made as of this day of , , by and
4.	between Novell, Inc. (the “Company”) and (the “Executive”).

5.	WHEREAS, the Executive formerly was employed by the Company as
6.	;

7.	WHEREAS, the Executive and Company entered into the Severance Agreement,
8.	dated , 200 , (the “Severance Agreement”) which provides for certain benefits
9.	in the event that the Executive’s employment is terminated on account of a reason set
10.	forth in the Severance Agreement;

11.	WHEREAS, the Executive and the Company mutually desire to terminate
12.	Executive’s employment on an amicable basis, such termination to be effective
13.	, (“Date of Resignation”); and

14.	WHEREAS, in connection with the termination of the Executive’s employment,
15.	the parties have agreed to a separation package and the resolution of any and all disputes
16.	between them.

17.	NOW, THEREFORE, IT IS HEREBY AGREED by and between the Executive
18.	and the Company as follows:

19.	1. (a) The Executive, for and in consideration of the commitments of the
20.	Company as set forth in paragraph 6 of this Agreement, and intending to be legally
21.	bound, does hereby REMISE, RELEASE AND FOREVER DISCHARGE the Company,
22.	its affiliates, subsidiaries and parents, and its officers, directors, employees, and agents,
23.	and its and their respective successors and assigns, heirs, executors, and administrators
24.	(collectively, “Releasees”) from all causes of action, suits, debts, claims and demands
25.	whatsoever in law or in equity, which the Executive ever had, now has, or hereafter may
26.	have, whether known or unknown, or which the Executive’s heirs, executors, or
27.	administrators may have, by reason of any matter, cause or thing whatsoever, from the
28.	beginning of the Executive’s employment to the date of this Agreement, and particularly,
29.	but without limitation of the foregoing general terms, any claims arising from or relating
30.	in any way to the Executive’s employment relationship with the Company, the terms and
31.	conditions of that employment relationship, and the termination of that employment
32.	relationship, including, but not limited to, any claims arising under the Age
33.	Discrimination in Employment Act, the Older Workers Benefit Protection Act, Title VII
34.	of The Civil Rights Act of 1964, the Americans with Disabilities Act, the Family and
35.	Medical Leave Act of 1993, the Employee Retirement Income Security Act of 1974,
36.	[State Fair Employment Practice Law], and any other claims under any federal, state
37.	or local common law, statutory, or regulatory provision, now or hereafter recognized, and
38.	any claims for attorneys’ fees and costs. This Agreement is effective without regard to

1.	the legal nature of the claims raised and without regard to whether any such claims are
2.	based upon tort, equity, implied or express contract or discrimination of any sort.

3.	(b) To the fullest extent permitted by law, and subject to the provisions
4.	of paragraph 11 below, the Executive represents and affirms that (1) [other than
5.	,] the Executive has not filed or caused to be filed on the Executive’s behalf any
6.	claim for relief against the Company or any Releasee and, to the best of the Executive’s
7.	knowledge and belief, no outstanding claims for relief have been filed or asserted against
8.	the Company or any Releasee on the Executive’s behalf; (ii) [other than ,] the
9.	Executive has not reported any improper, unethical or illegal conduct or activities to any
10.	supervisor, manager, department head, human resources representative, agent or other
11.	representative of the Company, to any member of the Company’s legal or compliance
12.	departments, or to the ethics hotline, and has no knowledge of any such improper,
13.	unethical or illegal conduct or activities; and (iii) the Executive will not file, commence,
14.	prosecute or participate in any judicial or arbitral action or proceeding against the
15.	Company or any Releasee based upon or arising out of any act, omission, transaction,
16.	occurrence, contract, claim or event existing or occurring on or before the date of this
17.	Agreement.

18.	2. [The Company, for and in consideration of the commitments of the
19.	Executive as set forth in this Agreement, and intending to be legally bound, does
20.	hereby REMISE, RELEASE AND FOREVER DISCHARGE the Executive from all
21.	claims, demands or causes of action arising out of facts or occurrences prior to the
22.	date of this Agreement, but only to the extent the Company knows or reasonably
23.	should know of such facts or occurrence and only to the extent such claim, demand
24.	or cause of action relates to a violation of applicable law or the performance of the
25.	Executive’s duties with the Company; provided, however, that this release of claims
26.	shall not in any case be effective with respect to any claim by the Company alleging
27.	a breach of the Executive’s obligations under this Agreement.]

28.	[Note: Paragraph 2 only applies if the Executive is receiving severance benefits on
29.	account of an Involuntary Termination Associated With a Change in Control.]

30.	3. In consideration of the Company’s agreements as set forth in paragraph 6
31.	herein, the Executive agrees to comply with the limitations described in Sections 10 and
32.	11 of the Severance Agreement.

33.	4. The Executive further agrees and recognizes that the Executive has
34.	permanently and irrevocably severed the Executive’s employment relationship with the
35.	Company, that the Executive shall not seek employment with the Company or any
36.	affiliated entity at any time in the future, and that the Company has no obligation to
37.	employ him in the future.

38.	5. The Executive further agrees that the Executive will not disparage or
39.	subvert the Company, or make any statement reflecting negatively on the Company, its
40.	affiliated corporations or entities, or any of their officers, directors, employees, agents or
41.	representatives, including, but not limited to, any matters relating to the operation or

1.	management of the Company, the Executive’s employment and the termination of the
2.	Executive’s employment, irrespective of the truthfulness or falsity of such statement.

3.	6. In consideration for the Executive’s agreement as set forth herein, the
4.	Company agrees:

5.	[Note: The following severance benefits would apply if the Executive has an
6.	involuntary Termination Prior to a Change in Control.]

7.	[to pay the Executive 100% of the Executive’s Base Pay (as defined in the Severance
8.	Agreement). Unless a different payment stream is made pursuant to Section 13(b)
9.	of the Severance Agreement, such Base Pay shall be paid to the Executive in equal
10.	installments over the Severance Period (as defined in the Severance Agreement),
11.	consistent with the Company’s normal payroll practices, commencing with the first
12.	administratively practicable payroll period that occurs after the period during
13.	which the Executive’s right to revoke his acceptance to the terms of this Agreement
14.	have expired.

15.	to pay the Executive the Executive’s pro rated Incentive Pay (as defined in the
16.	Severance Agreement) for the year in which the Executive’s Date of Resignation
17.	occurs. Unless a different payment stream is made pursuant to Section 13(b) of the
18.	Severance Agreement, such pro rated Incentive Pay shall be paid to the Executive in
19.	equal installments over the Severance Period, consistent with the Company’s
20.	normal payroll practices, commencing with the first administratively practicable
21.	payroll period that occurs after the period during which the Executive’s right to
22.	revoke his acceptance to the terms of this Agreement have expired.

23.	[for a period of twelve (12) months following the month of the Executive’s Date of
24.	Resignation, the Executive shall continue to receive the medical and dental coverage
25.	in effect on the Executive’s Date of Resignation (or generally comparable coverage)
26.	for the Executive and, where applicable, the Executive’s spouse and dependents, at the
27.	same premium rates as may be charged from time to time for employees generally, as if
28.	the Executive had continued in employment during such period.] or [pay the Executive
29.	cash in a lump sum payment equal to the Executive’s after-tax cost of continuing
30.	comparable medical and dental coverage for the twelve (12) month period following
31.	the month of the Executive’s Date of Resignation, unless payment is delayed pursuant
32.	to Section 13(b) of the Severance Agreement]. [The Company shall take all
33.	commercially reasonable efforts to provide that the COBRA health care continuation
34.	coverage period under section 4980B of the Code, shall commence immediately after
35.	the foregoing twelve (12) month period, with such continuation coverage continuing
36.	until the earlier of(A) the end of the applicable COBRA health care continuation
37.	coverage period or (B) the date on which the Executive is covered by the medical and
38.	dental coverage of the Executive’s successor employer, if any.]

39.	with respect to any Company stock options held by the Executive as of the
40.	Executive’s Date of Resignation, the portion of the Executive’s stock options, if any,
41.	which would have vested and become exercisable within the one (1) year period
42.	after the Executive’s Date of Resignation shall become vested and exercisable as of
43.	the Executive’s Date of Resignation, such options, plus any other options that

1.	previously became exercisable and have not expired or been exercised, to remain
2.	exercisable, notwithstanding anything in any other agreement governing such
3.	options, for the longer of (A) a period of six (6) months after the Executive’s Date of
4.	Resignation, or (B) the period set forth in the award agreement covering the option
5.	(collectively, the “Option Expiration Date”); provided, however, that in no event
6.	will the option be exercisable beyond its original term or, if not addressed in the
7.	grant agreement, then not later than the latest date that will avoid adverse tax
8.	consequences to the Executive (if such date is earlier than the Option Expiration
9.	Date).

10.	with respect to any shares of Company common stock that are held by the Executive
11.	that are, at the time of the Executive’s Date of Resignation, subject to the
12.	Company’s repurchase right upon termination of the Executive’s employment
13.	(“Restricted Stock”), to waive such repurchase right as to the number of shares of
14.	Restricted Stock that would have become no longer subject to the Company’s
15.	repurchase right within the one (1) year period after the Executive’s Date of
16.	Resignation.

17.	pay the cost of outplacement assistance services for the Executive that are actually
18.	provided by an outplacement agency selected by the Executive, which the Company
19.	provides prior approval, with such approval not to be unreasonably withheld, in an
20.	amount not to exceed twenty percent (20%) of the Executive’s Base Pay.

21.	The Executive shall receive any amounts earned, accrued or owing but not yet paid
22.	to the Executive as of the Executive’s Date of Resignation, payable in a lump sum,
23.	and any benefits accrued or earned in accordance with the terms of any applicable
24.	benefit plans and programs of the Company.

25.	Except as set forth in this Agreement, it is expressly agreed and understood that
26.	Releasees do not have, and will not have, any obligations to provide the Executive at
27.	any time in the future with any payments, benefits or considerations other than
28.	those recited in this paragraph, or those required by law, other than under the
29.	terms of any benefit plans which provide benefits or payments to former employees
30.	according to their terms.]

31.	[Note: The following severance benefits would apply if the Executive has an
32.	Involuntary Termination Associated With a Change in Control.]

33.	(i)[to pay to the Executive a lump sum cash payment equal to (A) one
34.	times Base Pay (as defined in the Severance Agreement), plus (B) one times
35.	Incentive Pay (as defined in the Severance Agreement). Unless payment is delayed
36.	pursuant to Section 13(b) of the Severance Agreement, payment shall be made
37.	within thirty (30) days after the effective date of the Executive’s Date of Resignation
38.	(or the end of the revocation period set forth in this Agreement, if later).

39.	to pay the Executive a lump sum cash payment equal to the Executive’s pro rated
40.	Incentive Pay (as defined in the Severance Agreement) for the year in which the
41.	Executive’s Date of Resignation occurs. Unless payment is delayed pursuant to
42.	Section 13(b) of the Severance Agreement, payment shall be made within thirty (30)

1.	days after the effective date of the Executive’s Date of Resignation (or the end of the
2.	revocation period set forth in this Agreement, if later).

3.	[for a period of twelve (12) months following the month of the Executive’s Date of
4.	Resignation, the Executive shall continue to receive the medical and dental coverage
5.	in effect on the Executive’s Date of Resignation (or generally comparable coverage)
6.	for the Executive and, where applicable, the Executive’s spouse and dependents, at the
7.	same premium rates as may be charged from time to time for employees generally, as if
8.	the Executive had continued in employment during such period] or [pay the Executive
9.	cash in a lump sum payment equal to the Executive’s after-tax cost of continuing
10.	comparable medical and dental coverage for the twelve (12) month period following
11.	the month of the Executive’s Date of Resignation, unless payment is delayed pursuant
12.	to Section 13(b) of the Severance Agreement.] [The Company shall take all
13.	commercially reasonable efforts to provide that the COBRA health care continuation
14.	coverage period under section 4980B of the Code, shall commence immediately after
15.	the foregoing twelve (12) month period, with such continuation coverage continuing
16.	until the earlier of (i) the end of the applicable COBRA health care continuation
17.	coverage period or (ii) the date on which the Executive is covered by the medical and
18.	dental coverage of the Executive’s successor employer, if any.]

19.	to pay to the Executive a lump sum cash payment equal to the total amount that the
20.	Executive would have received under the Company’s 401(k) plan as a Company
21.	match if the Executive was eligible to participate in the Company’s 401(k) plan for
22.	the twelve (12) month period after the Executive’s Date of Resignation and the
23.	Executive contributed the maximum amount to the plan for the match. Unless
24.	payment is delayed pursuant to Section 13(b) of the Severance Agreement, payment
25.	shall be made within thirty (30) days after the Executive’s Date of Resignation (or
26.	the end of the revocation period set forth in this Agreement, if later).

27.	[to pay to the Executive a lump sum cash payment equal to the total premiums that
28.	the Company would have paid under the Executive’s split-dollar life insurance
29.	policy, if any, that is in effect immediately prior to the Executive’s Date of
30.	Resignation, if the Executive was employed by the Company for the twelve (12)
31.	month period following the Executive’s Date of Resignation. Unless payment is
32.	delayed pursuant to Section 13(b) of the Severance Agreement, payment shall be
33.	made within thirty (30) days after the effective date of the Executive’s Date of
34.	Resignation (or the end of the revocation period set forth in this Agreement, if
35.	later)]. [Note: The foregoing only applies if the Executive has a split-dollar
36.	arrangement with the Company and the Company is required to make premium
37.	contributions on the Executive’s Date of Resignation. The total months covered by the
38.	premiums will be reduced if the term of the policy is shorter than that provided for the
39.	Executive.]

40.	to pay to the Executive a lump sum cash payment equal to twenty percent (20%) of
41.	the Executive’s Base Pay in order to cover the cost of outplacement assistance
42.	services for the Executive. Unless payment is delayed pursuant to Section 13(b) of
43.	the Severance Agreement, payment shall be made within thirty (30) days after the
44.	effective date of the Executive’s Date of Resignation (or the end of the revocation
45.	period set forth in this Agreement, if later).

1.	the Executive shall receive any amounts earned, accrued or owing but not yet paid
2.	to the Executive as of the Executive’s Date of Resignation, payable in a lump sum,
3.	and any benefits accrued or earned in accordance with the terms of any applicable
4.	benefit plans and programs of the Company.

5.	with respect to any Company stock options, Restricted Stock, and other equity
6.	rights held by the Executive as of the Executive’s Date of Resignation, shall become
7.	vested and/or exercisable, as the case may be, as of the Executive’s Date of
8.	Resignation, and such options, plus any other options that previously became
9.	exercisable and have not expired or been exercised, to remain exercisable,
10.	notwithstanding anything in any other agreement governing such options, for the
11.	longer of (A) a period of twelve (12) months after the Executive’s Date of
12.	Resignation, or (B) the period set forth in the award agreement covering the option
13.	(collectively, the “Option Expiration Date”); provided, however, that in no event
14.	will the option be exercisable beyond its original term or, if not addressed in the
15.	grant agreement, then not later than the latest date that will avoid adverse tax
16.	consequences to the Executive (if such date is earlier than the Option Expiration
17.	Date).

18.	Except as set forth in this Agreement, it is expressly agreed and understood that
19.	Releasees do not have, and will not have, any obligations to provide the Executive at
20.	any time in the future with any payments, benefits or considerations other than
21.	those recited in this paragraph, or those required by law, other than under the
22.	terms of any benefit plans which provide benefits or payments to former employees
23.	according to their terms.]

24.	7. The Executive understands and agrees that the payments, benefits and
25.	agreements provided in this Agreement are being provided to him in consideration for the
26.	Executive’s acceptance and execution of, and in reliance upon the Executive’s
27.	representations in, this Agreement. The Executive acknowledges that if the Executive
28.	had not executed this Agreement containing a release of all claims against the Company,
29.	the Executive would only have been entitled to the payments provided in the Company’s
30.	standard severance pay plan for employees.

31.	8. The Executive acknowledges and agrees that the Company previously has
32.	satisfied any and all obligations owed to him under any employment agreement or offer
33.	letter the Executive has with the Company and, further, that this Agreement supersedes
34.	any employment agreement or offer letter the Executive has with the Company, and any
35.	and all prior agreements or understandings, whether written or oral, between the parties
36.	shall remain in full force and effect to the extent not inconsistent with this Agreement,
37.	and further, that, except as set forth expressly herein, no promises or representations have
38.	been made to him in connection with the termination of the Executive’s employment
39.	agreement, if any, or offer letter, if any, with the Company, or the terms of this
40.	Agreement.

41.	9. The Executive agrees not to disclose the terms of this Agreement to
42.	anyone, except the Executive’s spouse, attorney and, as necessary, tax/financial advisor.
43.	Likewise, the Company agrees that the terms of this Agreement will not be disclosed
44.	except as may be necessary to obtain approval or authorization to fulfill its obligations

1.	hereunder or as required by law. It is expressly understood that any violation of the
2.	confidentiality obligation imposed hereunder constitutes a material breach of this
3.	Agreement.

4.	10. The Executive represents that the Executive does not presently have in the
5.	Executive’s possession any records and business documents, whether on computer or
6.	hard copy, and other materials (including but not limited to computer disks and tapes,
7.	computer programs and software, office keys, correspondence, files, customer lists,
8.	technical information, customer information, pricing information, business strategies and
9.	plans, sales records and all copies thereof) (collectively, the “Corporate Records”)
10.	provided by the Company and/or its predecessors, subsidiaries or affiliates or obtained as
11.	a result of the Executive’s prior employment with the Company and/or its predecessors,
12.	subsidiaries or affiliates, or created by the Executive while employed by or rendering
13.	services to the Company and/or its predecessors, subsidiaries or affiliates. The Executive
14.	acknowledges that all such Corporate Records are the property of the Company. In
15.	addition, the Executive shall promptly return in good condition any and all Company
16.	owned equipment or property, including, but not limited to, automobiles, personal data
17.	assistants, facsimile machines, copy machines, pagers, credit cards, cellular telephone
18.	equipment, business cards, laptops and computers. As of the Date of Resignation, the
19.	Company will make arrangements to remove, terminate or transfer any and all business
20.	communication lines including network access, cellular phone, fax line and other
21.	business numbers.

22.	11. Nothing in this Agreement shall prohibit or restrict the Executive from: (i)
23.	making any disclosure of information required by law; (ii) providing information to, or
24.	testifying or otherwise assisting in any investigation or proceeding brought by, any
25.	federal regulatory or law enforcement agency or legislative body, any self-regulatory
26.	organization, or the Company’s [designated legal, compliance or human resources
27.	officers]; or (iii) filing, testifying, participating in or otherwise assisting in a proceeding
28.	relating to an alleged violation of any federal, state or municipal law relating to fraud, or
29.	any rule or regulation of the Securities and Exchange Commission or any self-regulatory
30.	organization.

31.	12. The parties agree and acknowledge that the agreement by the Company
32.	described herein, and the settlement and termination of any asserted or unasserted claims
33.	against the Releasees, are not and shall not be construed to be an admission of any
34.	violation of any federal, state or local statute or regulation, or of any duty owed by any of
35.	the Releasees to the Executive.

36.	13. The Executive agrees and recognizes that should the Executive breach any
37.	of the obligations or covenants set forth in this Agreement, the Company will have no
38.	further obligation to provide the Executive with the consideration set forth herein, and
39.	will have the right to seek repayment of all consideration paid up to the time of any such
40.	breach. Further, the Executive acknowledges in the event of a breach of this Agreement,
41.	Releasees may seek any and all appropriate relief for any such breach, including
42.	equitable relief and/or money damages, attorney’s fees and costs.

1.	14. The Executive further agrees that the Company shall be entitled to
2.	preliminary and permanent injunctive relief, without the necessity of proving actual
3.	damages, as well as to an equitable accounting of all earnings, profits and other benefits
4.	arising from any violations of this Agreement, which rights shall be cumulative and in
5.	addition to any other rights or remedies to which the Company may be entitled.

6.	15. This Agreement and the obligations of the parties hereunder shall be
7.	construed, interpreted and enforced in accordance with the laws of the Commonwealth of
8.	Massachusetts.

9.	16. The Executive certifies and acknowledges as follows:

10.	(a) That the Executive has read the terms of this Agreement, and that
11.	the Executive understands its terms and effects, including the fact that the Executive has
12.	agreed to RELEASE AND FOREVER DISCHARGE the Company and each and
13.	everyone of its affiliated entities from any legal action arising out of the Executive’s
14.	employment relationship with the Company and the termination of that employment
15.	relationship;

16.	(b) That the Executive has signed this Agreement voluntarily and
17.	knowingly in exchange for the consideration described herein, which the Executive
18.	acknowledges is adequate and satisfactory to him and which the Executive acknowlcdges
19.	is in addition to any other benefits to which the Executive is otherwise entitled;

20.	(c) That the Executive has been and is hereby advised in writing to
21.	consult with an attorney prior to signing this Agreement;

22.	(d) That the Executive does not waive rights or claims that may arise
23.	after the date this Agreement is executed;

24.	(e) That the Company has provided him with a period of [twenty-one
25.	(21)] or [forty-five (45)] days within which to consider this Agreement, and that the
26.	Executive has signed on the date indicated below after concluding that this Separation of
27.	Employment Agreement and General Release is satisfactory to him; and

28.	(f) The Executive acknowledges that this Agreement may be revoked
29.	by him within seven (7) days after execution, and it shall not become effective until the
30.	expiration of such seven (7) day revocation period. In the event of a timely revocation by
31.	the Executive, this Agreement will be deemed null and void and the Company will have
32.	no obligations hereunder.

[SIGNATURE PAGE FOLLOWS]

1.	Intending to be legally bound hereby, the Executive and the Company executed
2.	the foregoing Separation of Employment Agreement and General Release this
3.	day of , .

4.		Witness:
5.	[Executive]

6.	NOVELL, INC.

7.	By:	Witness:
8.	Name:
9.	Title:

To:	James Ebzery
From:	Alan Friedman
Date:	September 15, 2008
Re:	Personal and Confidential: Effect of IRC S409A and §105(h) on Your Severance Agreement

Background – 409A in general and potential penalties:

As you have heard, Section 409A of the Internal Revenue Code prescribes detailed rules that focus on when “deferred compensation” can be paid. “Deferred Compensation” is defined by the Tax Code to include any contractual promise made in one year to make a payment in a later year, such as any payments you are eligible to receive under your Severance Agreement. Section 409A was added to the Tax Code in 2004 but will become fully effective as of January 1, 2009, so we are taking steps to align Novell’s plans and agreements that are subject to section 409A with the Tax Code requirements.

The Tax Code imposes a 20% federal tax penalty for violations of 409A, in addition to imposing federal income tax at the regular rate (which together can lead to a combined rate as high as 55%), plus potential penalty and interest charges. Certain states also impose penalties for failing to comply with 409A (e.g., California), which are in addition to the increased taxable income subject to state and local taxation that results from noncompliance under federal law.

Effect on your Severance Agreement:

Several exceptions under 409A protect the various payments you are eligible to receive during your employment, but in order for your Severance Agreement to comply with 409A, you will need to choose Option One, which modifies its terms by imposing a six-month delay on most of the cash severance payments you are eligible to receive following termination.

If you choose not to modify your agreement by selecting Option Two, the severance payments you are eligible to receive bear a significant risk of subjecting you to the adverse tax consequences described above. While this option is present to give you the flexibility to leave your Agreement as is and take on the risk of a 20%+ tax penalty, this option is not recommended and you will be required to indemnify Novell for any consequential liability or losses to which it may be subjected.

Impact on Health Insurance Coverage:

Please also understand that Section 105(h) of the Tax Code requires that, because Novell’s plan is self-insured, continued health coverage following termination will result in significantly adverse tax consequences to highly-compensated employees, unless paid for with after-tax dollars. Therefore, to make your continued health coverage provisions compliant with both Sections 409A and 105(h), we have also specified a modified process for providing the health benefits coverage under your Severance Agreement. This change does not impact the extent or duration of your continued health benefits coverage.

As you review this, feel free to consult with your financial advisor(s) or me for more information about 409A or these changes. In order for us to meet a deadline imposed by the Tax Code, we need you to select on option on the next page, initial each page, sign this document and return it to me by no later than December 15, 2008.

Initial

☑ Option 1 < Should any event occur that triggers my right to any payment or benefit described in my Severance Agreement with Novell, Inc. dated 04/30/2007 (the “Agreement”), I elect to have all cash payments described in the Agreement deferred for 6 months following the date I am eligible to receive such payments to the extent that such delay is required under Section 409A. My right to continued health insurance following the termination of my employment, as set forth in the Agreement, will be modified so as to require that I will pay for the cost of such coverage using after-tax dollars, and will be reimbursed for such payment by Novell. I understand and acknowledge that these revisions are being included in order to bring the Agreement into compliance with Internal Revenue Code Sections 409A and 105(h).

☐ Option 2 < I do not agree to any modifications to my Severance Agreement with Novell, Inc. dated 04/30/2007 (the “Agreement”) that will bring it into compliance with Internal Revenue Code Section 409A and 105(h). I agree to accept all responsibility and consequences associated with a determination that the payments I am eligible to receive pursuant to my severance agreement are subject to the 20% tax penalty imposed by Section 409A and other applicable tax penalty. I further agree to indemnify the Company for any liability or loss associated with my selection of this option.

The option I have selected above shall be an amendment to and become part of the Agreement. Except as specified above the remaining terms, conditions and provisions of such agreement will remain unchanged.

Signature
James Ebzery

9/15/08
Date

Initial